UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2016

IRADIMED CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of Principal Executive Offices)	(Zip Code)

(407) 677-8022

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a) – (b) The 2016 Annual Meeting of Stockholders of IRADIMED CORPORATION (“IRADIMED”) was held on Friday, June 10, 2016.

The final results of voting on each of the matters submitted to a vote of stockholders at the 2016 Annual Meeting are as follows:

1.              Stockholders elected each of Roger Susi, Monty Allen and Anthony Vouto to IRADIMED’s Board of Directors, each to hold office until succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board), as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger Susi	7,541,382	449,404	2,050,299
Monty Allen	7,769,900	220,886	2,050,299
Anthony Vouto	7,980,986	9,800	2,050,299

2.              Stockholders ratified the selection of RSM US LLP as IRADIMED’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2016, as set forth below.

Votes For	Votes Against	Abstentions
9,972,146	65,225	3,714

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: June 14, 2016
	By:	/s/ Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Officer